EXHIBIT 99.1

***FOR IMMEDIATE RELEASE***

For: ZIONS BANCORPORATION	Contact: Clark Hinckley
One South Main, Suite 1134	Tel: (801) 524-4787
Salt Lake City, Utah	October 20, 2005
Harris H. Simmons
Chairman/Chief Executive Officer

ZIONS BANCORPORATION REPORTS RECORD EARNINGS OF

$1.34 PER DILUTED SHARE FOR THIRD QUARTER 2005

SALT LAKE CITY, October 20, 2005 – Zions Bancorporation (“Zions” or “the Company”) (Nasdaq: ZION) today reported third quarter net income of $123.0 million, or $1.34 per diluted share. Net income and earnings per share increased 20.0% and 18.6%, respectively, over the $102.5 million, or $1.13 per diluted share for the third quarter of 2004. The return on average common equity was 16.41% in the third quarter of 2005, up from 15.23% for the same period in 2004.

“We are pleased to once again report record quarterly earnings,” said Harris H. Simmons, chairman and chief executive officer. “We continued to experience solid loan and deposit growth while maintaining a stable net interest margin. Credit quality remained strong and our efficiency ratio continued to improve.”

“Subsequent to quarter-end, shareholders of Amegy Bancorporation voted in favor of the merger between Amegy and Zions. We anticipate closing this acquisition during the fourth quarter and look forward to welcoming Amegy’s talented employees and excellent customers into the Zions family,” added Mr. Simmons.

Year-to-date net income for 2005 increased 16.9% to $352.0 million or $3.84 per diluted share compared to $301.0 million, or $3.31 per diluted share for the same period of 2004. The return on average common equity for the first nine months of 2005 was 16.27% compared to 15.32% for the first nine months of 2004.

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ZIONS BANCORPORATION

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October 20, 2005

Loan and Deposit Growth

Average net loans and leases for the third quarter of 2005 increased at an annualized rate of 11.6% when compared to the second quarter of 2005. On-balance-sheet net loans and leases at September 30, 2005 were $23.9 billion, an increase of 0.5% (1.8% annualized) from the balance of $23.8 billion at June 30, 2005 and 11.3% from $21.5 billion at September 30, 2004. During September 2005, a total of $745 million of loans were removed from the Company’s balance sheet in a small business loan securitization completed by Zions First National Bank. If the loans had not been sold, on-balance-sheet loans and leases at September 30, 2005 would have increased approximately 14.3% annualized from June 30, 2005 and 14.7% from September 30, 2004.

Total deposits at the end of the third quarter increased at an annualized rate of 16.4% from the balances reported at June 30, 2005 to $25.4 billion, and increased 9.6% over the balances reported one year ago. Core deposits increased 7.4% year-over-year, and 11.7%, annualized, for the quarter. Average total deposits increased at an annualized rate of 17.0% when compared to the second quarter of 2005.

Net Interest Income

Taxable-equivalent net interest income for the quarter was $345.8 million, an increase of 16.7% compared to $296.4 million for the third quarter of 2004. The improvement reflects the year-over-year loan and deposit growth coupled with an improved net interest margin. For the third quarter of 2005, the net interest margin was 4.59% compared to 4.60% for the second quarter of 2005 and 4.20% for the third quarter of 2004.

Noninterest Income

For the third quarter of 2005, noninterest income was $111.2 million, an increase from $106.6 million for the second quarter of 2005, but a decrease compared to $113.2 million earned during the third quarter of 2004.

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ZIONS BANCORPORATION

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October 20, 2005

Loan sales and servicing income for the third quarter of 2005 increased $4.9 million compared with the second quarter of 2005. The increase included the results of the previously discussed small business loan securitization, which generated a gain on sale of $2.6 million, and increased gains from a revolving home equity securitization. Market making, trading and nonhedge derivative income decreased $2.4 million compared with the second quarter of 2005 and increased $1.6 million compared with the third quarter of 2004. The decrease from the second quarter included decreases of $1.5 million in nonhedge derivative income and $0.9 million in trading income. Net equity securities gains (losses), which include gains and losses from venture capital investments, were $1.1 million for the third quarter of 2005, $(2.8) million for the second quarter of 2005, and $4.3 million for the third quarter of 2004. Other noninterest income decreased compared with the second quarter of 2005 due primarily to a $2.3 million gain on the sale of a branch by Zions First National Bank recognized during the second quarter.

Noninterest Expense

Noninterest expense for the third quarter of 2005 was $248.5 million, compared to $242.7 million for the second quarter of 2005 and $232.8 million for the third quarter of 2004. Salaries and employee benefits were up 3.1% from the second quarter of 2005 and up 6.7% from the third quarter of 2004. The increases were mainly the result of increased accruals for performance-based bonus and incentive plans.

The efficiency ratio was 54.4% for the third quarter of 2005, compared with 54.8% for the second quarter of 2005 and 56.8% for the third quarter of 2004.

Asset Quality

The ratio of nonperforming assets to net loans and leases and other real estate owned was 0.35% at September 30, 2005, reflecting continued high levels of credit quality in the Company’s portfolios. This ratio compares to 0.31% at June 30, 2005 and 0.42% at September 30, 2004.

For the third quarter of 2005, net loan and lease charge-offs were $6.3 million or 0.10% annualized of average loans. This compares with $3.9 million or 0.07% annualized for the second quarter of 2005 and $10.0 million or 0.19% annualized for the third quarter of 2004. At September 30, 2005, the allowance

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ZIONS BANCORPORATION

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October 20, 2005

for loan losses as a percentage of net loans and leases was 1.20%, compared to 1.18% at June 30, 2005 and 1.25% at September 30, 2004. In addition, at September 30, 2005 the allowance was 422.9% of nonperforming loans. The combined allowances for credit losses (allowance for loan losses plus the allowance for unfunded lending commitments) of $303.1 million were 1.27% of net loans and leases at the end of the third quarter 2005.

The combined provisions for loan losses and unfunded lending commitments for the third quarter of 2005 were $12.5 million, the same as the second quarter of 2005 and up from $10.3 million provided in the third quarter of 2004.

Capital Management

On July 6, 2005, Zions announced that it had suspended the repurchase of shares of its common stock in conjunction with its pending acquisition of Amegy Bancorporation. Prior to the suspension, Zions repurchased 10,000 shares of its common stock during the third quarter at an average price of $73.70 per share, for a total of $0.7 million. For the nine months ended September 30, 2005, the Company repurchased 1,159,522 shares at an average per share price of $69.64 for a total of $80.7 million.

Weighted average common and common-equivalent shares outstanding for the third quarter of 2005 were 91,605,279 compared to 91,610,296 for the second quarter of 2005 and 90,956,674 for the third quarter of 2004.

The tangible common equity ratio was 7.06% at September 30, 2005, 6.98% at June 30, 2005 and 6.74% at September 30, 2004. The Company expects this ratio will be diluted to less than 6.0% upon the close of its pending acquisition of Amegy Bancorporation, and anticipates that its common stock buyback program will remain suspended until the Company achieves a tangible common equity ratio of at least 6.25%.

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ZIONS BANCORPORATION

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October 20, 2005

Subsequent Event

On October 11, 2005, the shareholders of Amegy Bancorporation, Inc. approved a definitive agreement under which Zions will acquire Amegy. Upon completion of the transaction, Amegy will operate under its current name, charter and management as a separate Zions banking subsidiary. The merger is subject to regulatory approval and is expected to close during the fourth quarter of this year.

Conference Call

Zions will host a conference call to discuss these third quarter results at 5:30 p.m. ET this afternoon (October 20, 2005). Media representatives, analysts and the public are invited to listen to this discussion by calling 1-866-314-9013 and entering the passcode (43856796), or via on-demand webcast. A link to the webcast will be available on the Zions Bancorporation Web site at www.zionsbancorporation.com. A replay of the call will be available from approximately 7:30 p.m. ET on Thursday, October 20 through midnight ET on Thursday, October 27, by dialing 1-888-286-8010 and entering the passcode (68110262). The webcast of the conference call will also be archived and available for 30 days.

About Zions Bancorporation

Zions Bancorporation is one of the nation’s premier financial services companies, consisting of a collection of great banks in select high growth markets. Zions operates its banking businesses under local management teams and community identities through nearly 400 offices and 500 ATMs in eight Western states: Arizona, California, Colorado, Idaho, Nevada, New Mexico, Utah and Washington. The Company is a national leader in Small Business Administration lending and public finance advisory services. In addition, Zions is included in the S&P 500 and NASDAQ Financial 100 indices. Investor information and links to subsidiary banks can be accessed at www.zionsbancorporation.com.

Forward-Looking Information

Statements in this news release that are based on other than historical data are forward-looking, within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements provide current expectations or forecasts of future events. These forward-looking statements are not guarantees of future performance, nor should they be relied upon as representing management’s views as of any subsequent date. Forward-looking statements involve significant risks and uncertainties and actual results may differ materially from those presented, either expressed or implied, in this news release. Factors that might

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ZIONS BANCORPORATION

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October 20, 2005

cause such differences include, but are not limited to: the Company’s ability to successfully execute its business plans and achieve its objectives; changes in general economic and financial market conditions, either nationally or locally in areas in which the Company conducts its operations; changes in interest rates; continuing consolidation in the financial services industry; new litigation or changes in existing litigation; increased competitive challenges and expanding product and pricing pressures among financial institutions; legislation or regulatory changes which adversely affect the Company’s operations or business; and changes in accounting policies or procedures as may be required by the Financial Accounting Standards Board or other regulatory agencies.

In addition, the following factors relating to the Company’s proposed acquisition of Amegy Bancorporation, among others, could cause actual results to differ materially from the anticipated results or other expectations expressed in the forward-looking statements: (1) the businesses of Zions Bancorporation and Amegy Bancorporation, Inc. may not be combined successfully, or such combination may take longer, be more difficult, time-consuming or costly to accomplish than expected; (2) the expected growth opportunities and cost savings from the merger may not be fully realized or may take longer to realize than expected; (3) operating costs, customer losses and business disruption following the merger, including adverse effects on relationships with employees, may be greater than expected; and (4) governmental approvals of the merger may not be obtained or adverse regulatory conditions may be imposed in connection with governmental approvals of the merger. Additional factors that could cause actual results to differ materially from those expressed in the forward-looking statements are discussed in the 2004 Annual Reports on Form 10-K of Zions Bancorporation and Amegy Bancorporation, Inc. filed with the Securities and Exchange Commission (“SEC”) and available at the SEC’s Internet site (http://www.sec.gov).

The Company specifically disclaims any obligation to update any factors or to publicly announce the result of revisions to any of the forward-looking statements included herein to reflect future events or developments.

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ZIONS BANCORPORATION AND SUBSIDIARIES

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FINANCIAL HIGHLIGHTS

(Unaudited)

	Three Months Ended September 30,			Nine Months Ended September 30,
(In thousands, except per share and ratio data)	2005	2004	% Change	2005	2004	% Change
EARNINGS
Taxable-equivalent net interest income	$345,826	$296,384	16.68%	$1,002,034	$867,519	15.51%
Taxable-equivalent revenue	457,075	409,540	11.61%	1,322,831	1,200,113	10.23%
Net interest income	340,652	291,115	17.02%	986,531	851,434	15.87%
Noninterest income	111,249	113,156	(1.69)%	320,797	332,594	(3.55)%
Provision for loan losses	12,107	9,363	29.31%	32,907	30,908	6.47%
Noninterest expense	248,472	232,813	6.73%	730,473	685,127	6.62%
Impairment loss on goodwill	–	602	(100.00)%	–	602	(100.00)%
Income before income taxes and minority interest	191,322	161,493	18.47%	543,948	467,391	16.38%
Income taxes	68,200	58,140	17.30%	194,279	167,485	16.00%
Minority interest	152	858	(82.28)%	(2,345)	(1,100)	113.18%
Net income	122,970	102,495	19.98%	352,014	301,006	16.95%

PER COMMON SHARE
Net income (diluted)	1.34	1.13	18.58%	3.84	3.31	16.01%
Dividends	0.36	0.32	12.50%	1.08	0.94	14.89%
Book value				33.30	30.39	9.58%

SELECTED RATIOS
Return on average assets	1.47%	1.30%		1.45%	1.31%
Return on average common equity	16.41%	15.23%		16.27%	15.32%
Efficiency ratio	54.36%	56.85%		55.22%	57.09%
Net interest margin	4.59%	4.20%		4.57%	4.21%

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FINANCIAL HIGHLIGHTS (Continued)

(Unaudited)

	Three Months Ended September 30,			Nine Months Ended September 30,
(In thousands, except share and ratio data)	2005	2004	% Change	2005	2004	% Change
AVERAGE BALANCES
Total assets	$ 33,218,477	$ 31,368,578	5.90%	$ 32,531,725	$ 30,746,329	5.81%
Securities	4,993,735	5,232,188	(4.56)%	5,091,701	5,181,732	(1.74)%
Net loans and leases	24,009,024	21,220,481	13.14%	23,343,316	20,770,913	12.38%
Goodwill	638,957	645,462	(1.01)%	640,151	649,751	(1.48)%
Core deposit and other intangibles	52,276	62,923	(16.92)%	53,964	66,622	(19.00)%
Total deposits	24,807,387	22,729,540	9.14%	23,945,430	21,754,978	10.07%
Core deposits (1)	23,029,389	21,463,026	7.30%	22,376,328	20,521,173	9.04%
Minority interest	26,220	23,791	10.21%	25,270	22,456	12.53%
Shareholders’ equity	2,972,615	2,677,404	11.03%	2,892,162	2,625,039	10.18%

Weighted average common and common-equivalent shares outstanding	91,605,279	90,956,674	0.71%	91,606,315	90,819,586	0.87%

AT PERIOD END
Total assets				$ 33,422,701	$ 30,731,040	8.76%
Securities				4,992,339	5,058,691	(1.31)%
Net loans and leases				23,930,017	21,507,043	11.27%
Sold loans being serviced (2)				3,561,818	3,152,924	12.97%
Allowance for loan losses				287,237	269,413	6.62%
Allowance for unfunded lending commitments				15,830	12,030	31.59%
Goodwill				639,120	642,645	(0.55)%
Core deposit and other intangibles				47,670	57,665	(17.33)%
Total deposits				25,399,741	23,165,131	9.65%
Core deposits (1)				23,507,531	21,883,851	7.42%
Minority interest				26,719	24,481	9.14%
Shareholders’ equity				2,999,173	2,724,261	10.09%

Common shares outstanding				90,067,016	89,638,753	0.48%

Average equity to average assets	8.95%	8.54%		8.89%	8.54%
Common dividend payout	26.47%	28.10%		27.74%	28.49%
Tangible common equity ratio				7.06%	6.74%
Nonperforming assets				83,101	91,105	(8.79)%
Accruing loans past due 90 days or more				15,836	18,182	(12.90)%
Nonperforming assets to net loans and leases and other real estate owned at period end				0.35%	0.42%

(1)	Amount consists of total deposits excluding time deposits $100,000 and over.
(2)	Amount represents the outstanding balance of loans sold and being serviced by the Company, excluding conforming first mortgage residential real estate loans.

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FINANCIAL HIGHLIGHTS (Continued)

(Unaudited)

	Three Months Ended
	September 30,	June 30,	March 31,	December 31,	September 30,
(In thousands, except per share and ratio data)	2005			2004
EARNINGS
Taxable-equivalent net interest income	$345,826	$336,088	$320,120	$ 314,558	$296,384
Taxable-equivalent revenue	457,075	442,640	423,116	413,505	409,540
Net interest income	340,652	330,928	314,951	309,384	291,115
Noninterest income	111,249	106,552	102,996	98,947	113,156
Provision for loan losses	12,107	11,417	9,383	13,159	9,363
Noninterest expense	248,472	242,666	239,335	238,172	232,813
Impairment loss on goodwill	–	–	–	–	602
Income before income taxes and minority interest	191,322	183,397	169,229	157,000	161,493
Income taxes	68,200	66,330	59,749	52,641	58,140
Minority interest	152	(1,743)	(754)	(622)	858
Net income	122,970	118,810	110,234	104,981	102,495

PER COMMON SHARE
Net income (diluted)	1.34	1.30	1.20	1.15	1.13
Dividends	0.36	0.36	0.36	0.32	0.32
Book value	33.30	32.62	31.39	31.06	30.39

SELECTED RATIOS
Return on average assets	1.47%	1.47%	1.40%	1.33%	1.30%
Return on average common equity	16.41%	16.56%	15.83%	15.13%	15.23%
Efficiency ratio	54.36%	54.82%	56.56%	57.60%	56.85%
Net interest margin	4.59%	4.60%	4.53%	4.43%	4.20%

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FINANCIAL HIGHLIGHTS (Continued)

(Unaudited)

	Three Months Ended
	September 30,	June 30,	March 31,	December 31,	September 30,
(In thousands, except share and ratio data)	2005			2004
AVERAGE BALANCES
Total assets	$33,218,477	$32,510,692	$31,850,979	$31,501,478	$31,368,578
Securities	4,993,735	5,091,552	5,191,995	5,255,624	5,232,188
Net loans and leases	24,009,024	23,330,670	22,675,601	21,866,761	21,220,481
Goodwill	638,957	638,932	642,604	642,646	645,462
Core deposit and other intangibles	52,276	53,011	56,653	58,956	62,923
Total deposits	24,807,387	23,787,985	23,223,512	23,144,944	22,729,540
Core deposits (1)	23,029,389	22,248,291	21,838,213	21,871,018	21,463,026
Minority interest	26,220	24,726	24,849	23,176	23,791
Shareholders’ equity	2,972,615	2,877,374	2,824,874	2,760,077	2,677,404

Weighted average common and common-equivalent shares outstanding	91,605,279	91,610,296	91,493,962	91,342,328	90,956,674

AT PERIOD END
Total assets	$33,422,701	$32,875,294	$31,883,486	$31,469,834	$30,731,040
Securities	4,992,339	4,904,799	4,940,487	5,121,215	5,058,691
Net loans and leases	23,930,017	23,821,563	22,967,269	22,627,121	21,507,043
Sold loans being serviced (2)	3,561,818	2,910,182	2,995,630	3,065,909	3,152,924
Allowance for loan losses	287,237	281,428	273,906	271,117	269,413
Allowance for unfunded lending commitments	15,830	15,395	14,353	12,682	12,030
Goodwill	639,120	638,933	638,933	642,645	642,645
Core deposit and other intangibles	47,670	51,397	52,007	55,440	57,665
Total deposits	25,399,741	24,398,535	23,879,088	23,292,261	23,165,131
Core deposits (1)	23,507,531	22,840,557	22,421,174	21,998,152	21,883,851
Minority interest	26,719	24,665	26,338	23,359	24,481
Shareholders’ equity	2,999,173	2,937,908	2,821,766	2,789,979	2,724,261

Common shares outstanding	90,067,016	90,062,646	89,891,146	89,829,947	89,638,753

Average equity to average assets	8.95%	8.85%	8.87%	8.76%	8.54%
Common dividend payout	26.47%	27.37%	29.55%	27.48%	28.10%
Tangible common equity ratio	7.06%	6.98%	6.83%	6.80%	6.74%
Nonperforming assets	83,101	73,680	76,089	84,286	91,105
Accruing loans past due 90 days or more	15,836	13,183	20,160	16,375	18,182
Nonperforming assets to net loans and leases and other real estate owned at period end	0.35%	0.31%	0.33%	0.37%	0.42%

(1)	Amount consists of total deposits excluding time deposits $100,000 and over.
(2)	Amount represents the outstanding balance of loans sold and being serviced by the Company, excluding conforming first mortgage residential real estate loans.

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CONSOLIDATE BALANCE SHEETS

(In thousands, except share amounts)	September 30, 2005	June 30, 2005	December 31, 2004	September 30, 2004
	(Unaudited)	(Unaudited)		(Unaudited)
ASSETS
Cash and due from banks	$1,109,202	$1,232,527	$850,998	$1,066,516
Money market investments:
Interest-bearing deposits	13,350	11,004	1,251	2,893
Federal funds sold	460,167	52,327	130,086	106,957
Security resell agreements	528,763	537,327	461,750	698,569
Investment securities:
Held to maturity, at cost (approximate market value $641,264, $649,808, $641,783 and $640,462)	642,687	649,888	641,659	639,372
Available for sale, at market	3,997,593	3,972,829	4,189,486	3,986,046
Trading account, at market (includes $141,535, $102,916, $163,248 and $120,825 transferred as collateral under repurchase agreements)	352,059	282,082	290,070	433,273

	4,992,339	4,904,799	5,121,215	5,058,691

Loans:
Loans held for sale	213,223	207,123	196,736	151,199
Loans and leases	23,823,715	23,718,150	22,535,344	21,459,920

	24,036,938	23,925,273	22,732,080	21,611,119

Less:
Unearned income and fees, net of related costs	106,921	103,710	104,959	104,076
Allowance for loan losses	287,237	281,428	271,117	269,413

Loans and leases, net of allowance	23,642,780	23,540,135	22,356,004	21,237,630

Other noninterest-bearing investments	708,368	698,968	665,198	666,214
Premises and equipment, net	410,800	409,488	409,210	404,226
Goodwill	639,120	638,933	642,645	642,645
Core deposit and other intangibles	47,670	51,397	55,440	57,665
Other real estate owned	15,176	11,070	11,877	14,222
Other assets	854,966	787,319	764,160	774,812

	$33,422,701	$32,875,294	$31,469,834	$30,731,040

LIABILITIES AND SHAREHOLDERS’ EQUITY
Deposits:
Noninterest-bearing demand	$7,725,179	$7,577,450	$6,821,528	$6,656,856
Interest-bearing:
Savings and money market	13,442,012	13,195,200	13,349,347	13,446,840
Time under $100,000	1,554,064	1,468,017	1,387,784	1,388,649
Time $100,000 and over	1,892,210	1,557,978	1,294,109	1,281,280
Foreign	786,276	599,890	439,493	391,506

	25,399,741	24,398,535	23,292,261	23,165,131

Securities sold, not yet purchased	331,891	291,353	309,893	376,150
Federal funds purchased	1,262,646	1,593,010	1,841,092	1,069,430
Security repurchase agreements	756,631	755,676	683,984	723,000
Other liabilities	571,583	544,691	429,129	539,694
Commercial paper	149,089	75,393	165,447	168,344
Federal Home Loan Bank advances and other borrowings:
One year or less	13,063	314,643	15,949	18,106
Over one year	226,482	227,039	228,152	228,733
Long-term debt	1,685,683	1,712,381	1,690,589	1,693,710

Total liabilities	30,396,809	29,912,721	28,656,496	27,982,298

Minority interest	26,719	24,665	23,359	24,481

Shareholders’ equity:
Capital stock:
Preferred stock, without par value; authorized 3,000,000 shares; issued and outstanding, none	–	–	–	–
Common stock, without par value; authorized 350,000,000 shares; issued and outstanding 90,067,016, 90,062,646, 89,829,947 and 89,638,753 shares	971,002	961,510	972,065	965,166
Retained earnings	2,084,439	1,994,015	1,830,064	1,753,934
Accumulated other comprehensive income (loss)	(52,088)	(12,905)	(7,932)	9,240
Cost of shares held in trust for deferred compensation and other	(4,180)	(4,712)	(4,218)	(4,079)

Total shareholders’ equity	2,999,173	2,937,908	2,789,979	2,724,261

	$33,422,701	$32,875,294	$31,469,834	$30,731,040

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CONSOLIDATED STATEMENTS OF INCOME

(Unaudited)

	Three Months Ended			Nine Months Ended
	September 30,	June 30,	September 30,	September 30,
(In thousands, except per share amounts)	2005	2005	2004	2005	2004
Interest income:
Interest and fees on loans	$406,319	$380,233	$311,927	$1,137,487	$896,633
Interest on loans held for sale	2,462	2,618	932	6,683	3,595
Lease financing	3,980	4,023	4,213	12,069	12,652
Interest on money market investments	7,723	6,041	4,994	18,402	11,529
Interest on securities:
Held to maturity – taxable	1,827	1,833	1,765	5,465	3,724
Held to maturity – nontaxable	6,066	6,008	6,000	18,057	12,770
Available for sale – taxable	49,339	49,102	39,784	145,361	114,822
Available for sale – nontaxable	808	834	897	2,498	8,197
Trading account	4,753	5,044	8,884	15,832	23,227

Total interest income	483,277	455,736	379,396	1,361,854	1,087,149

Interest expense:
Interest on savings and money market deposits	59,539	49,236	33,048	149,511	85,988
Interest on time and foreign deposits	31,536	24,557	15,692	75,980	43,825
Interest on borrowed funds	51,550	51,015	39,541	149,832	105,902

Total interest expense	142,625	124,808	88,281	375,323	235,715

Net interest income	340,652	330,928	291,115	986,531	851,434
Provision for loan losses	12,107	11,417	9,363	32,907	30,908

Net interest income after provision for loan losses	328,545	319,511	281,752	953,624	820,526

Noninterest income:
Service charges and fees on deposit accounts	32,233	31,406	33,486	94,421	99,660
Loan sales and servicing income	21,649	16,790	21,633	56,507	60,504
Other service charges, commissions and fees	28,983	28,205	27,137	83,903	78,675
Trust and investment management income	3,817	4,531	3,718	11,753	12,590
Income from securities conduit	8,553	8,617	9,104	25,989	26,682
Dividends and other investment income	6,954	7,436	7,157	22,398	23,797
Market making, trading and nonhedge derivative income	4,069	6,509	2,454	14,362	14,650
Equity securities gains (losses), net	1,089	(2,778)	4,277	(3,076)	(5,056)
Fixed income securities gains (losses), net	276	(1,187)	307	422	2,444
Other	3,626	7,023	3,883	14,118	18,648

Total noninterest income	111,249	106,552	113,156	320,797	332,594

Noninterest expense:
Salaries and employee benefits	142,590	138,244	133,609	418,960	393,241
Occupancy, net	19,048	18,504	18,734	56,005	55,205
Furniture and equipment	16,979	16,260	16,612	49,158	49,328
Legal and professional services	8,575	7,967	6,568	24,792	23,675
Postage and supplies	6,510	6,798	6,290	19,796	19,247
Advertising	5,875	5,335	4,789	15,303	14,817
Impairment losses on long-lived assets	–	–	–	633	712
Restructuring charges	–	–	370	92	436
Merger related expense	207	–	–	207	–
Amortization of core deposit and other intangibles	3,684	3,696	3,682	10,813	10,686
Provision for unfunded lending commitments	435	1,042	932	3,148	(185)
Other	44,569	44,820	41,227	131,566	117,965

Total noninterest expense	248,472	242,666	232,813	730,473	685,127

Impairment loss on goodwill	–	–	602	–	602

Income before income taxes and minority interest	191,322	183,397	161,493	543,948	467,391
Income taxes	68,200	66,330	58,140	194,279	167,485
Minority interest	152	(1,743)	858	(2,345)	(1,100)

Net income	$122,970	$118,810	$102,495	$352,014	$301,006

Weighted average shares outstanding during the period:
Basic shares	89,980	89,846	89,617	89,901	89,643
Diluted shares	91,605	91,610	90,957	91,606	90,820

Net income per common share:
Basic	$1.37	$1.32	$1.14	$3.92	$3.36
Diluted	1.34	1.30	1.13	3.84	3.31

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ZIONS BANCORPORATION AND SUBSIDIARIES

Press Release – Page 13

CONSOLIDATED STATEMENTS OF CHANGES IN SHAREHOLDERS’ EQUITY AND COMPREHENSIVE INCOME

(Unaudited)

	Nine Months Ended September 30, 2005
			Accumulated Other Comprehensive Income (Loss)
(In thousands)	Common Stock	Retained Earnings	Net Unrealized Gains (Losses) on Investments, Retained Interests and Other	Net Unrealized Losses on Derivative Instruments	Minimum Pension Liability	Subtotal	Cost of Shares Held in Trust for Deferred Compensation and Other	Total Shareholders’ Equity
Balance, December 31, 2004	$972,065	$1,830,064	$19,774	$ (9,493)	$ (18,213)	$ (7,932)	$ (4,218)	$2,789,979
Comprehensive income:
Net income for the period		352,014						352,014
Other comprehensive income, net of tax:
Net realized and unrealized holding losses during the period, net of income tax benefit of $5,650			(9,122)			(9,122)
Foreign currency translation			(1,313)			(1,313)
Reclassification for net realized gains recorded in operations, net of income tax expense of $200			(323)			(323)
Net unrealized losses on derivative instruments, net of reclassification to operations of $10,618 and income tax benefit of $20,991				(33,398)		(33,398)

Other comprehensive loss			(10,758)	(33,398)	–	(44,156)		(44,156)

Total comprehensive income								307,858
Stock redeemed and retired	(80,795)							(80,795)
Restricted stock issued (2,000 shares) and stock options exercised (1,395,250 shares), net of shares tendered and retired	79,732							79,732
Cash dividends – common, $1.08 per share		(97,639)						(97,639)
Cost of shares held in trust for deferred compensation and other							38	38

Balance, September 30, 2005	$971,002	$2,084,439	$9,016	$(42,891)	$(18,213)	$(52,088)	$(4,180)	$2,999,173

	Nine Months Ended September 30, 2004
			Accumulated Other Comprehensive Income (Loss)
(In thousands)	Common Stock	Retained Earnings	Net Unrealized Gains (Losses) on Investments, Retained Interests and Other	Net Unrealized Gains (Losses) on Derivative Instruments	Minimum Pension Liability	Subtotal	Cost of Shares Held in Trust for Deferred Compensation	Total Shareholders’ Equity
Balance, December 31, 2003	$985,904	$1,538,677	$24,015	$10,716	$ (15,690)	$19,041	$ (3,599)	$2,540,023
Comprehensive income:
Net income for the period		301,006						301,006
Other comprehensive income, net of tax:
Net realized and unrealized holding gains during the period, net of income tax expense of $438			473			473
Reclassification for net realized gains recorded in operations, net of income tax expense of $1,218			(1,967)			(1,967)
Net unrealized losses on derivative instruments, net of reclassification to operations of $35,040 and income tax benefit of $5,093				(8,307)		(8,307)

Other comprehensive loss			(1,494)	(8,307)	–	(9,801)		(9,801)

Total comprehensive income								291,205
Stock redeemed and retired	(79,881)							(79,881)
Stock options exercised (1,145,556 shares), net of shares tendered and retired	59,143							59,143
Cash dividends – common, $.94 per share		(85,749)						(85,749)
Cost of shares held in trust for deferred compensation							(480)	(480)

Balance, September 30, 2004	$965,166	$1,753,934	$22,521	$2,409	$(15,690)	$9,240	$(4,079)	$2,724,261

Total comprehensive income for the three months ended September 30, 2005 and 2004 was $83,787 and $125,973, respectively.

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ZIONS BANCORPORATION AND SUBSIDIARIES

Press Release – Page 14

Nonperforming Assets

(Unaudited)

(In thousands)	September 30, 2005	June 30, 2005	March 31, 2005	December 31, 2004	September 30, 2004
Nonaccrual loans	$67,248	$61,871	$65,199	$71,763	$76,361
Restructured loans	677	739	624	646	522
Other real estate owned	15,176	11,070	10,266	11,877	14,222

Total	$83,101	$73,680	$76,089	$84,286	$91,105

% of net loans and leases* and other real estate owned	0.35%	0.31%	0.33%	0.37%	0.42%

Accruing loans past due 90 days or more	$15,836	$13,183	$20,160	$16,375	$18,182

% of net loans and leases*	0.07%	0.06%	0.09%	0.07%	0.08%

*Includes loans held for sale.

Allowances for Credit Losses
(Unaudited)
	Three Months Ended
(In thousands)	September 30, 2005	June 30, 2005	March 31, 2005	December 31, 2004	September 30, 2004
Allowance for Loan Losses
Balance at beginning of period	$281,428	$273,906	$271,117	$269,413	$271,554
Allowance of branches sold	–	–	–	–	(1,549)
Add:
Provision for losses	12,107	11,417	9,383	13,159	9,363
Deduct:
Loan and lease charge-offs	(10,883)	(8,633)	(11,085)	(20,024)	(13,617)
Recoveries	4,585	4,738	4,491	8,569	3,662

Net loan and lease charge-offs	(6,298)	(3,895)	(6,594)	(11,455)	(9,955)

Balance at end of period	$287,237	$281,428	$273,906	$271,117	$269,413

Ratio of allowance for loan losses to net loans and leases outstanding at period end	1.20%	1.18%	1.19%	1.20%	1.25%
Ratio of allowance for loan losses to nonperforming loans at period end	422.87%	449.49%	416.13%	374.42%	350.42%

Allowance for Unfunded Lending Commitments
Balance at beginning of period	$15,395	$14,353	$12,682	$12,030	$11,098
Provision charged against earnings	435	1,042	1,671	652	932

Balance at end of period	$15,830	$15,395	$14,353	$12,682	$12,030

Total Allowances for Credit Losses
Allowance for loan losses	$287,237	$281,428	$273,906	$271,117	$269,413
Allowance for unfunded lending commitments	15,830	15,395	14,353	12,682	12,030

Total allowances for credit losses	$303,067	$296,823	$288,259	$283,799	$281,443

Ratio of total allowances for credit losses to net loans and leases outstanding at period end	1.27%	1.25%	1.26%	1.25%	1.31%

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ZIONS BANCORPORATION AND SUBSIDIARIES

Press Release – Page 15

Sold Loans Being Serviced (Unaudited)

	Three Months Ended
(In thousands)	September 30, 2005		June 30, 2005	March 31, 2005	December 31, 2004	September 30, 2004
Balance at beginning of period	$2,910,182		$2,995,630	$3,065,909	$3,152,924	$2,643,927
New loans sold	880,808		120,091	98,772	83,175	703,809
Payments and other reductions	(229,172)		(205,539)	(169,051)	(170,190)	(194,812)

Balance at end of period	$3,561,818		$2,910,182	$2,995,630	$3,065,909	$3,152,924

Loan Balances By Portfolio Type (Unaudited)

(In millions)	September 30, 2005		June 30, 2005	March 31, 2005	December 31, 2004	September 30, 2004
Loans held for sale	$213		$207	$197	$197	$151

Commercial lending:
Commercial and industrial	4,885		4,760	4,604	4,643	4,474
Leasing	359		361	359	370	374
Owner occupied	4,063	(1)	4,341	4,036	3,790	3,472

Total commercial lending	9,307		9,462	8,999	8,803	8,320

Commercial real estate:
Construction	4,435		4,074	3,779	3,536	3,289
Term	4,051	(1)	4,118	4,032	3,998	3,804

Total commercial real estate	8,486		8,192	7,811	7,534	7,093

Consumer:
Home equity credit line	1,041		1,134	1,099	1,104	1,026
1-4 family residential	4,229		4,156	4,155	4,234	4,118
Bankcard and other revolving plans	194		208	211	225	217
Other	437		468	490	532	573

Total consumer	5,901		5,966	5,955	6,095	5,934

Foreign loans	5		5	5	5	4
Other receivables	125		93	103	98	109

Total loans	$24,037		$23,925	$23,070	$22,732	$21,611

(1)	Decreases from June 30, 2005 reflect $745 million of loans removed in conjunction with a small business loan securitization.

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ZIONS BANCORPORATION AND SUBSIDIARIES

Press Release – Page 16

CONSOLIDATED AVERAGE BALANCE SHEETS, YIELDS AND RATES

(Unaudited)

	Three Months Ended September 30, 2005			Three Months Ended September 30, 2004
(In thousands)	Average Balance	Amount of Interest (1)	Average Rate	Average Balance	Amount of Interest (1)	Average Rate
ASSETS
Money market investments	$915,954	$7,723	3.35%	$1,605,277	$4,994	1.24%
Securities:
Held to maturity	641,745	11,159	6.90%	640,207	10,996	6.83%
Available for sale	3,866,988	50,582	5.19%	3,753,811	41,164	4.36%
Trading account	485,002	4,753	3.89%	838,170	8,884	4.22%

Total securities	4,993,735	66,494	5.28%	5,232,188	61,044	4.64%

Loans:
Loans held for sale	187,692	2,462	5.20%	124,000	932	2.99%
Net loans and leases (2)	23,821,332	411,772	6.86%	21,096,481	317,695	5.99%

Total loans and leases	24,009,024	414,234	6.85%	21,220,481	318,627	5.97%

Total interest-earning assets	29,918,713	488,451	6.48%	28,057,946	384,665	5.45%

Cash and due from banks	1,123,297			1,038,432
Allowance for loan losses	(284,423)			(272,463)
Goodwill	638,957			645,462
Core deposit and other intangibles	52,276			62,923
Other assets	1,769,657			1,836,278

Total assets	$33,218,477			$31,368,578

LIABILITIES
Interest-bearing deposits:
Savings and NOW	$3,404,743	7,756	0.90%	$3,379,890	5,359	0.63%
Money market super NOW	9,943,220	51,783	2.07%	9,821,968	27,689	1.12%
Time under $100,000	1,522,194	10,941	2.85%	1,407,490	6,773	1.91%
Time $100,000 and over	1,777,998	14,954	3.34%	1,266,514	7,557	2.37%
Foreign	715,838	5,641	3.13%	409,644	1,362	1.32%

Total interest-bearing deposits	17,363,993	91,075	2.08%	16,285,506	48,740	1.19%

Borrowed funds:
Securities sold, not yet purchased	503,722	4,660	3.67%	708,342	7,135	4.01%
Federal funds purchased and security repurchase agreements	2,186,773	16,368	2.97%	2,397,862	7,959	1.32%
Commercial paper	143,239	1,294	3.58%	191,767	756	1.57%
FHLB advances and other borrowings:
One year or less	107,606	891	3.29%	154,593	519	1.34%
Over one year	226,786	2,885	5.05%	229,703	2,928	5.07%
Long-term debt	1,701,575	25,452	5.93%	1,697,356	20,244	4.74%

Total borrowed funds	4,869,701	51,550	4.20%	5,379,623	39,541	2.92%

Total interest-bearing liabilities	22,233,694	142,625	2.55%	21,665,129	88,281	1.62%

Noninterest-bearing deposits	7,443,394			6,444,034
Other liabilities	542,554			558,220

Total liabilities	30,219,642			28,667,383
Minority interest	26,220			23,791
Total shareholders’ equity	2,972,615			2,677,404

Total liabilities and shareholders’ equity	$33,218,477			$31,368,578

Spread on average interest-bearing funds			3.93%			3.83%
Taxable-equivalent net interest income and net yield on interest-earning assets		$345,826	4.59%		$296,384	4.20%

(1)	Taxable-equivalent rates used where applicable.
(2)	Net of unearned income and fees, net of related costs. Loans include nonaccrual and restructured loans.

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ZIONS BANCORPORATION AND SUBSIDIARIES

Press Release – Page 17

CONSOLIDATED AVERAGE BALANCE SHEETS, YIELDS AND RATES

(Unaudited)

	Nine Months Ended September 30, 2005			Nine Months Ended September 30, 2004
(In thousands)	Average Balance	Amount of Interest (1)	Average Rate	Average Balance	Amount of Interest (1)	Average Rate
ASSETS
Money market investments	$865,182	$18,402	2.84%	$1,576,519	$11,529	0.98%
Securities:
Held to maturity	640,090	33,245	6.94%	453,902	23,370	6.88%
Available for sale	3,919,114	149,204	5.09%	3,956,116	127,433	4.30%
Trading account	532,497	15,832	3.98%	771,714	23,227	4.02%

Total securities	5,091,701	198,281	5.21%	5,181,732	174,030	4.49%

Loans:
Loans held for sale	190,604	6,683	4.69%	157,452	3,595	3.05%
Net loans and leases (2)	23,152,712	1,153,991	6.66%	20,613,461	914,080	5.92%

Total loans and leases	23,343,316	1,160,674	6.65%	20,770,913	917,675	5.90%

Total interest-earning assets	29,300,199	1,377,357	6.29%	27,529,164	1,103,234	5.35%

Cash and due from banks	1,073,089			1,000,655
Allowance for loan losses	(278,708)			(271,782)
Goodwill	640,151			649,751
Core deposit and other intangibles	53,964			66,622
Other assets	1,743,030			1,771,919

Total assets	$32,531,725			$30,746,329

LIABILITIES
Interest-bearing deposits:
Savings and NOW	$3,392,567	20,640	0.81%	$3,338,766	15,398	0.62%
Money market super NOW	9,820,469	128,871	1.75%	9,316,936	70,590	1.01%
Time under $100,000	1,463,881	28,398	2.59%	1,449,637	20,195	1.86%
Time $100,000 and over	1,569,102	35,780	3.05%	1,233,805	21,015	2.28%
Foreign	573,938	11,802	2.75%	317,667	2,615	1.10%

Total interest-bearing deposits	16,819,957	225,491	1.79%	15,656,811	129,813	1.11%

Borrowed funds:
Securities sold, not yet purchased	507,137	13,903	3.67%	659,441	19,152	3.88%
Federal funds purchased and security repurchase agreements	2,314,856	44,783	2.59%	2,750,202	21,375	1.04%
Commercial paper	149,637	3,471	3.10%	205,559	2,057	1.34%
FHLB advances and other borrowings:
One year or less	269,859	5,837	2.89%	332,646	2,825	1.13%
Over one year	227,319	8,587	5.05%	230,338	8,758	5.08%
Long-term debt	1,694,642	73,251	5.78%	1,648,176	51,735	4.19%

Total borrowed funds	5,163,450	149,832	3.88%	5,826,362	105,902	2.43%

Total interest-bearing liabilities	21,983,407	375,323	2.28%	21,483,173	235,715	1.47%

Noninterest-bearing deposits	7,125,473			6,098,167
Other liabilities	505,413			517,494

Total liabilities	29,614,293			28,098,834
Minority interest	25,270			22,456
Total shareholders' equity	2,892,162			2,625,039

Total liabilities and shareholders' equity	$32,531,725			$30,746,329

Spread on average interest-bearing funds			4.01%			3.88%
Taxable-equivalent net interest income and net yield on interest-earning assets		$1,002,034	4.57%		$867,519	4.21%

(1)	Taxable-equivalent rates used where applicable.
(2)	Net of unearned income and fees, net of related costs. Loans include nonaccrual and restructured loans.

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